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                                                                    Exhibit 99.1


       CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
    SECTION 1350, AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Jim McAlpine, the Chief Executive Officer of Magna Entertainment Corp. ("MEC"), certify that (i) the Quarterly Report on Form 10-Q of MEC for the quarterly period ended March 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of MEC.



                                                     /s/ JIM MCALPINE
                                          -------------------------------------
                                          Jim McAlpine, Chief Executive Officer

Date:  May 14, 2003


A signed original of this written statement required by Section 906 has been provided to Magna Entertainment Corp. and will be retained by Magna Entertainment Corp. and furnished to the Securities and Exchange Commission or its staff upon request.